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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      -----------------------------------

                                   FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                               February 11, 1998
                               -----------------
                                Date of Report


                           BAXTER INTERNATIONAL INC.
                           -------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



        1-4448                                           36-0781620
-----------------------                        ---------------------------------
(Commission file number)                       (IRS Employer Identification No.)



 One Baxter Parkway, Deerfield, Illinois                      60015
----------------------------------------                      -----
(Address of principal executive officers)                  (Zip Code)


Registrant's telephone number, including area code: (847) 948-2000





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Item 5. Other Events.

        On January 29, 1998, the attached press release was issued.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       BAXTER INTERNATIONAL INC.
                                       -------------------------
                                              (Registrant)

                                       By: /s/  Jan S. Reed
                                       -------------------------
                                           Jan S. Reed
                                           Assistant Secretary

Date:  February 11, 1998